UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021 (November 16, 2021)

LF Capital Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-41071	86-2195674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1909 Woodall Rodgers Freeway, Suite 500 Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

(214) 741-6105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	LFACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	LFAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LFACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 16, 2021, the Registration Statement on Form S-1 (File No. 333-260541) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of LF Capital Acquisition Corp. II (the Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 19, 2021, the Company consummated the IPO of 25,875,000 units (the “Units”), including 3,375,000 Units purchased by the underwriters pursuant to the over-allotment option granted by the Company pursuant to the Underwriting Agreement (defined below). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $258,750,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 12,350,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Level Field Capital II, LLC (the “Sponsor”), certain funds and accounts managed by subsidiaries of BlackRock, Inc. and Jefferies LLC, generating gross proceeds to the Company of approximately $12,350,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that they cannot be transferred, assigned or sold (except to certain permitted transferees), until 30 days after the completion of the Company’s initial business combination and are entitled to certain registration rights.

A total of $263,925,000, comprised of $253,575,000 of the proceeds from the IPO, including approximately $9,056,250 in deferred underwriting commissions and $10,350,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of (i) the completion of the Company’s initial business combination within 15 months from the closing of the IPO (unless extended in connection with an Extension Election as described below or as a result of an amendment to the Company’s amended and restated certificate of incorporation, which would require the approval of the holders of at least 65% of all of the Company’s then outstanding common stock) (the “prescribed time frame”); (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within the prescribed time frame or (B) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity; and (iii) the redemption of all of the Company’s public shares if the Company does not complete its business combination within the prescribed time frame, subject to applicable law. If the Company anticipates that it may be unable to complete its initial business combination within 15 months, it may, but is not obligated to, extend the period of time to complete a business combination up to six times by an additional period of one month each time (for a total of up to 21 months) (each such one-month extension of the prescribed time period, an “Extension Election”); provided that, at the beginning of each such Extension Election, the Sponsor (or its designees) must deposit into the trust account funds equal to $0.033 per public share (including any shares issued in relation to the exercise of the underwriter’s over-allotment option), in each case, in exchange for a non-interest bearing, unsecured promissory note.

In connection with the IPO, the Company filed its previously approved amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and, on the dates referred to below, entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement (the “Underwriting Agreement”), dated November 16, 2021, by and between the Company and Jefferies LLC, as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated November 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated November 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated November 16, 2021, by and among the Company, Level Field Capital II, LLC, and certain other security holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated November 16, 2021, by and between the Company and Level Field Capital II, LLC, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrant Purchase Agreement, dated November 16, 2021, by and between the Company and Level Field Capital II, LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Warrant Purchase Agreement, dated November 16, 2021, by and between the Company and Jefferies LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Certain Subscription Agreements, dated October 26, 2021, by and between the Company and certain funds and accounts managed by subsidiaries of BlackRock, Inc., a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	Certain Indemnity Agreements, dated November 16, 2021, by and between the Company and each of its officers and directors, a form of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	Certain Letter Agreements, dated November 16, 2021, by and between the Company and each of its officers and directors, and Level Field Capital II, LLC, a form of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

On November 16, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On November 19, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 16, 2021, by and between the Company and Jefferies LLC, as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation of LF Capital Acquisition Corp. II.

4.1	Warrant Agreement, dated November 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated November 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated November 16, 2021, by and among the Company, Level Field Capital II, LLC, and certain other security holders named therein.

10.3	Administrative Support Agreement, dated November 16, 2021, by and between the Company and Level Field Capital II, LLC.

10.4	Private Placement Warrant Purchase Agreement, dated November 16, 2021, by and between the Company and Level Field Capital II, LLC

10.5	Private Placement Warrant Purchase Agreement, dated November 16, 2021, by and between the Company and Jefferies LLC.

10.6	Form of Subscription Agreement, dated October 26, 2021, by and between the Company and certain funds and accounts managed by subsidiaries of BlackRock, Inc.

10.7	Form of Indemnity Agreement, dated November 16, 2021, by and between the Company and each of its officers and directors.

10.8	Form of Letter Agreement, dated November 16, 2021, by and between the Company and each of its officers and directors, and Level Field Capital II, LLC.

99.1	Press Release, dated November 16, 2021.

99.2	Press Release, dated November 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LF Capital Acquisition Corp. II

By:	/s/ Scott Reed
Name: Scott Reed
Title: President, Chief Executive Officer

Date: November 19, 2021